UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                                August 18, 2010
(Date of Report (Date of Earliest Event Reported))

                                 LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

1284 North Telegraph Road, Monroe, Michigan	48162-3390
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (734) 242-1444

                                                                None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)	Our Annual Meeting of Shareholders was held on August 18, 2010.

(b)
There were 52,799,388 shares eligible to vote, and 46,134,779 shares, or 87.4% of the outstanding shares were voted in person or by proxy at the meeting.  The final results of the voting on the proposals submitted to a vote of the shareholders are set out below:

Proposal 1. Election of Directors.

The following individuals were elected to serve as directors for terms expiring in 2013:

	Shares	Percent
	Voted	Shares	Shares	Broker
	In Favor	In Favor	Withheld	Non-Votes
Richard M. Gabrys	38,626,179	96.8%	1,271,914	6,236,686
Janet L. Gurwitch	39,262,361	98.4%	635,732	6,236,686
David K. Hehl	39,144,308	98.1%	753,785	6,236,686
Edwin J. Holman	39,483,355	99.0%	414,738	6,236,686

Proposal 2. Ratify the selection of independent registered public accounting firm for FY 2011:

	Shares	Shares
	Voted	Voted	Shares	Broker
	In Favor	Against	Abstained	Non-Votes
Ratify the selection of the independent registered public accounting firm for FY 2011 (1)	45,881,078	215,136	38,565	—

(1)	Approval required affirmative votes of a majority of shares voted on the proposal.

Based on the votes set forth above, the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ended April 30, 2011 was ratified.

Proposal 3. Approve the La-Z-Boy Incorporated 2010 Omnibus Incentive Plan:

	Shares	Shares
	Voted	Voted	Shares	Broker
	In Favor	Against	Abstained	Non-Votes
Approve the La-Z-Boy Incorporated 2010 Omnibus Incentive Plan (2)	34,288,556	5,559,118	50,419	6,236,686

(2)	Approval required affirmative votes of a majority of shares voted on the proposal.

Based on the votes set forth above, the La-Z-Boy Incorporated 2010 Omnibus Incentive Plan was approved.

Proposal 4. Shareholder proposal to amend our bylaws to reorganize the Board of Directors into one class, with each director serving a term of one year:

	Shares	Shares
	Voted	Voted	Shares	Broker
	In Favor	Against	Abstained	Non-Votes
Amend bylaws to reorganize directors into one class (3)	29,938,907	9,824,066	135,120	6,236,686

(3)	Approval required the affirmative vote of the holders of at least 67% of our outstanding common stock.

Based on the votes set forth above, the shareholder proposal to amend the bylaws to reorganize the Board of Directors into one class did not receive the required percent of affirmative votes of our outstanding common stock and therefore was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: August 20, 2010

BY:	/s/ Margaret L. Mueller
Margaret L. Mueller
Corporate Controller